T H E  E M E R G I N G

                              M E X I C O

                              F U N D ,  I N C .

                              ANNUAL REPORT

                              JUNE 30, 1998







               SANTANDER
        MANAGEMENT INC. [LOGO]



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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION

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THE FUND

The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A. Gestion Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser, serves as the Fund's sub-adviser in Mexico.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF".

Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at (800) 852-4750.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Dividend



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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION (continued)

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Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock in the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than thirty days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares resulting in the acquisition of fewer shares than if


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THE EMERGING MEXICO FUND, INC.
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the dividend had been paid in newly issued shares on the dividend payment date.
Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information required by shareholders for their tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable(or required to be withheld) on such dividends.

Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware 19809 or by calling (800) 852-4750.


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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION (continued)

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ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on June 24, 1998. Shareholders voted to: 1) re-elect Gonzalo de Las Heras and Philip L. Bullen as Directors; 2) ratify the appointment of PricewaterhouseCoopers LLP (formerly Price Waterhouse LLP) as the Fund's independent accountants for the fiscal year ending June 30, 1999; 3) recommend to open-end the Fund; and, 4) not terminate the investment advisory agreement between Santander Management Inc. and the Fund. The resulting vote count for each proposal is indicated below:

1.  Election of Directors:

      Gonzalo de Las Heras            For:                     7,455,792
                                      Withheld Authority:      3,868,750

      Philip L. Bullen                For:                     7,456,104
                                      Withheld Authority:      3,868,438

In addition to the above re-elected Directors, Edgar R. Fiedler, Rodney B. Wagner and Richard S. Weinert continue to serve as Directors of the Fund.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:

                                      For:                     9,801,059
                                      Against:                 1,440,772
                                      Abstain:                    82,711

3. Recommend to open-end the Fund:

                                      For:                     5,785,064
                                      Against:                 2,334,985
                                      Withheld Authority:        184,490

This is a non-binding shareholder recommendation.

4. Termination of the investment advisory agreement between Santander Management Inc. and the Fund:

                                      For:                     4,520,513
                                      Against:                 3,486,544
                                      Withheld Authority:        297,482

This vote failed to achieve the legal prescribed majority of outstanding shares.


                                       4




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THE EMERGING MEXICO FUND, INC.
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DISCOUNT TO NET ASSET VALUE

Some shareholders of the Fund have expressed concern about the discount to net asset value that the Fund has been trading at recently. The non-binding shareholder recommendation approved at the Fund's annual meeting that the Board of Directors convert the Fund to an open-end fund reflects this concern. The Directors of your Fund share this concern.

Shares of closed-end funds frequently trade at a discount to their net asset value. In recent years, the attractiveness of the U.S. stock market relative to the Mexican market and volatility in the Mexican stock market have contributed to a decrease in demand for shares of the Fund. For the year ended June 30, 1998, the Fund's discount to net asset value ranged from 10.71% to 26.16% and averaged 19.76% during the period. At August 7, 1998, the Fund's discount to net asset value was 18.18%. The other Latin American closed-end single country equity funds had discounts of a similar magnitude as of this date. Discounts do not always prevail, however, and many investors may recall periods in 1993, 1994 and 1995 when the Fund's shares traded at a premium to their net asset value.

Your Directors review the discount at every Board meeting and have consistently considered and studied many steps aimed at reducing it. In light of the shareholder recommendation to convert the Fund to open-end status, the Board is reviewing the viability of converting to an open-end fund. If the Board determines that open-ending is not a viable option, it will continue to consider other appropriate steps aimed at reducing the discount.

OTHER INFORMATION

Since June 30, 1997, there have been no: (i) material changes in the Fund's investment objectives or policies with the exception of approval at a special meeting of stockholders held October 8, 1997 of an amendment to the fundamental investment restrictions of the Fund to allow for the lending of portfolio securities. The resulting vote count was as follows: Shares for--5,005,243; Shares against--977,494; Withheld authority--923,997; (ii) changes to the Fund's Charter or By-laws with the exception of the matters discussed in the "Corporate Developments" section on the following page; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund.


                                       5



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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION (concluded)

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CORPORATE DEVELOPMENTS

On February 26, 1998, the Board of Directors adopted certain amendments to the Fund's By-Laws, including an amendment generally requiring that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days prior to the anniversary date of the prior year's annual meeting.

The notice provision was adopted to afford stockholders a fair opportunity to present matters for consideration at stockholder meetings while assuring that stockholders and Directors will have a reasonable opportunity to thoughtfully consider the matters proposed and to allow for full information to be distributed to all stockholders about all sides of the particular issue.

The foregoing summary of the terms of the changes to the By-Laws does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of amended and restated By-Laws filed with the Securities and Exchange Commission as an Exhibit to the Fund's Form N-SAR for the period ended December 31, 1997.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential affect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.


                                       6


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THE EMERGING MEXICO FUND, INC.
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LETTER TO SHAREHOLDERS

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                                                                  August 3, 1998

Dear Shareholders:

We are pleased to present the annual report of The Emerging Mexico Fund, Inc., (the "Fund") for the year ended June 30, 1998.

The Fund's per share net asset value at June 30, 1998 was $9.35, representing a 17.26% decrease for the year. The closing market price on the New York Stock Exchange on June 30, 1998 was $7.9375, a decrease of 14.19% for the year. On June 30, 1998, the Fund's net assets aggregated $120.8 million and the price on the New York Stock Exchange ranged from a high of $11.8125 on October 6, 1997 to a low of $7.3125 on June 15, 1998.

THE MEXICAN ECONOMY

The story of the Mexican economy during the first semester of 1998 could be summarized as sustained economic growth overshadowed by volatility in the international financial markets. Gross Domestic Product ("GDP") grew 6.6% in the first quarter supported by a strong 10.1% increase in private consumption. Retail sales and manufacturing exports also contributed to the economic dynamism by growing in excess of 10.8% and 16.9%, respectively, during the January through April period.

As expected, the trade and current account balances deteriorated in the first semester of 1998 as compared to last year. In addition, import growth accelerated and oil exports collapsed after the more than 30% decrease in international oil prices. For calendar year 1998, we maintain our expectations of the trade and current account balances reaching deficits of 1.5% and 3.5% of GDP, respectively.

In response to the decline in international oil prices, the government has kept a prudence policy enacting three budget cuts totaling US$4 billion, equivalent to approximately 1% of Mexican GDP or 3.8% of the initial budget. Although the fiscal adjustment has affected all areas, government-owned oil and electric companies were the most affected. The authorities have maintained their commitment to keep the fiscal deficit to approximately 1.25% of GDP.


                                       7

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THE EMERGING MEXICO FUND, INC.
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LETTER TO SHAREHOLDERS (continued)

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Despite the strength reflected in the first semester, both foreign exchange and interest rates have reacted to the volatility witnessed in the international financial markets. While the Mexican peso weakened about 10% versus the US dollar during the first six months of the year, interest rates reversed the declining trend we had seen over the past year. Concerns over turmoil in Indonesia, recession in Japan and Southeast Asia, and in the Russian and Chinese currencies, have contributed to the heightened volatility in local financial markets.

Attending to the higher than expected exchange rate and the financial markets volatility, monetary authorities changed their neutral stance to a restrictive policy. Authorities imposed a monetary short position of MXP 20 million in March and in June increased it to MXP 30 million. Although the amounts were not significant relative to the monetary base, these policy actions have sent a clear signal to the market of the authority's intention to keep inflation under control. For the first half of 1998, inflation reached 8.3%, similar to the 8.7% recorded during the first semester of 1997 but higher than expectations at the beginning of the year. We continue to believe that inflation for 1998 will surpass the government's target of 12%, to reach approximately 14.5%.

For the second semester of 1998, we expect a scenario similar to what we have witnessed this year-to-date, namely, a growing economy in a volatile international financial market. We believe that continued volatility in the international markets, high domestic interest rates, a slowing US economy, weak oil prices and the government's budget reductions will hinder economic growth during the second half of the year, effectively reducing GDP growth to levels below 4%. Despite this expected deceleration, the strong economic growth recorded during the first half of the year makes our 1998 full year growth forecast of 4.5% attainable. In the long-term, we remain confident that Mexico's economy will continue to grow faster than population growth accompanied by lower inflation and interest rates.

On the political front, the race for the presidential elections in the year 2000 has begun. While Vicente Fox from the PAN and Cuauhtemoc Cardenas from the PRD seem headed toward successfully obtaining their party's nomination, there is no clear cut candidate from the governing party. We believe, that over the next six to nine months, the political agenda will be dominated by peace negotiations in Chiapas, congressional discussions on the Fobaproa financial


                                       8



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THE EMERGING MEXICO FUND, INC.
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package and the 1999 fiscal budget. This last issue will include an evaluation of the comprehensive tax reform that authorities are planning to submit to Congress next fall.

THE MEXICAN MARKET

During the first six months of 1998, the Mexican market along with emerging markets overall, were adversely affected by the volatility in the international financial markets. In this period, the market was driven by international events and consequently, paid little attention to the continuing domestic strength supported by quarterly results and economic statistics. This situation resulted in the Mexican Stock Index falling 18.1% in peso terms (26.3% decrease in US dollars). We believe that international events will continue to contribute to the Mexican market's volatility.

The strength of the domestic economy was reflected in company results announced for the first quarter. Companies whose business is concentrated in the domestic market, such as beverages, telephone, construction, cement, and department stores, posted double digit sales growth accompanied by even stronger growth in operating profits. However, companies exposed to commodities and with significant exposure to international markets, such as steel, industrial conglomerates, mining and chemicals, reported flat to decreasing sales along with deteriorating operating margins. At the net income level, the peso depreciation adversely affected earnings of US dollar indebted companies. We anticipate more of the same regarding company quarterly results during the balance of the year.

Despite the volatility that could continue to affect financial markets in the short-term, we maintain a positive stance on the long-term outlook for the Mexican market. Among the factors we expect to drive the market, include:

     o    domestic economic growth surpassing that of the population;

     o a slowing US economy towards a modest economic growth, low inflation scenario;

     o    concrete policies to pull Japan and Asia out of recession;

     o    attractive valuations in the Mexican market.


                                       9



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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)

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THE PORTFOLIO

During the past year, the Fund's portfolio has concentrated its investments on domestically-oriented growth companies, with positions in small, medium and large capitalization stocks such as, Controladora Comercial Mexicana, Corporacion Geo, Data Capital, and Grupo Modelo. The performance of the Fund, along with that of the Mexican market, has been hindered by the turbulence the Asian crisis brought to emerging markets.

The Fund will continue to maintain a full investment strategy, investing 95-100% of its assets in Mexican equities. We will continue to look for investment opportunities in companies with high growth potential and solid management. We remain positive on the long-term fundamentals of Mexico and the potential attractive returns the Mexican market can offer to our shareholders.

Thank you for your continued interest in the Fund.


Sincerely,


/s/ GONZALO DE LAS HERAS                       /s/ PABLO MANCERA DE ARRINGUNAGA
--------------------------------               -------------------------------
    Gonzalo de Las Heras                           Pablo Mancera de Arringunaga
    President                                      Portfolio Manager


                                       10


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THE EMERGING MEXICO FUND, INC.
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PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

--------------------------------------------------------------------------------
MEXICAN EQUITIES -- 98.97%
--------------------------------------------------------------------------------

   Shares                                                              Value
------------                                                       ------------

BUILDING MATERIALS & CEMENT -- 6.70%
     569,590   Cemex, S.A. de C.V.--Series CPO .................   $  2,136,359
     768,400   Cemex, S.A. de C.V.--Series CPO ADR .............      5,955,100
                                                                   ------------
                                                                      8,091,459
                                                                   ------------
COMMUNICATIONS -- 10.59%
   1,491,000   Carso Global Telecom, S.A. de C.V.--Series A1 ...      4,646,411
     390,000   Grupo Televisa, S.A. de C.V.--Series CPO* .......      7,287,813
   1,277,632   T.V. Azteca, S.A. de C.V.--Series CPO ...........        853,177
                                                                   ------------
                                                                     12,787,401
                                                                   ------------
CONSTRUCTION -- 13.88%
   1,420,800   Corporacion Geo, S.A. de C.V.--Series B* ........      7,906,511
   2,025,000   Grupo Tribasa, S.A. de C.V.* ....................      5,521,703
     643,700   Grupo Tribasa, S.A. de C.V. ADR* ................      3,339,194
                                                                   ------------
                                                                     16,767,408
                                                                   ------------
ENTERTAINMENT -- 5.80%
   1,522,180   Corporacion Interamericana de Entretenimiento,
                 S.A. de C.V.--Series B* .......................      4,235,337
   1,182,957   Corporacion Interamericana de Entretenimiento,
                 S.A. de C.V.--Series L* .......................      2,764,841
                                                                   ------------
                                                                      7,000,178
                                                                   ------------
FINANCIAL SERVICES -- 7.50%
  15,167,000   Grupo Financiero Bancomer, S.A. de C.V.--
                 Series B+ .....................................      5,654,919
   3,065,000   Grupo Financiero Banorte, S.A. de C.V.--
                 Series B* .....................................      3,411,241
                                                                   ------------
                                                                      9,066,160
                                                                   ------------


                                       11


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THE EMERGING MEXICO FUND, INC.
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PORTFOLIO OF INVESTMENTS (concluded)
JUNE 30, 1998

--------------------------------------------------------------------------------

   Shares                                                              Value
------------                                                       ------------

FOOD, BEVERAGE, TOBACCO -- 20.01%
     340,600   Fomento Economico Mexicano, S.A. de C.V.--
                 Series B ......................................   $ 10,708,904
   1,537,000   Grupo Embotelladoras Unidas, S.A. de C.V.--
                 Series B* .....................................      2,565,943
     475,000   Grupo Modelo, S.A. de C.V.--Series C ............      4,033,667
   3,264,000   Pasteleria Francesa, S.A. de C.V. ...............      1,173,369
   2,845,000   PepsiGemex, S.A. de C.V.--Series CPO ............      5,686,834
                                                                   ------------
                                                                     24,168,717
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 5.98%
     590,000   Desc, S.A. de C.V.--Series B ....................      2,987,757
   1,086,000   Sanluis Corporacion, S.A. de C.V.--Series CPO ...      4,230,384
                                                                   ------------
                                                                      7,218,141
                                                                   ------------
LODGING -- 1.15%
   8,914,000   Grupe, S.A. de C.V.--Series B* ..................      1,388,937
                                                                   ------------
METALS & MINING -- 6.63%
   1,526,000   Industrias CH, S.A. de C.V.--Series B* ..........      4,942,304
      50,000   Tubos de Acero de Mexico, S.A. ..................        639,955
     189,000   Tubos de Acero de Mexico, S.A. ADR ..............      2,421,563
                                                                   ------------
                                                                      8,003,822
                                                                   ------------
PAPER -- 3.68%
   7,136,000   Empaques Ponderosa, S.A.--Series B* .............      4,447,590
                                                                   ------------
RETAIL -- 8.49%
   6,477,000   Controladora Comercial Mexicana, S.A. de C.V.--
                 Series UBC+ ...................................      5,348,841
   1,709,000   Soriana, S.A. de C.V.--Series B .................      4,907,312
                                                                   ------------
                                                                     10,256,153
                                                                   ------------


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THE EMERGING MEXICO FUND, INC.
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--------------------------------------------------------------------------------

   Shares                                                              Value
------------                                                       ------------

SPECIALTY RETAIL -- 8.56%
   3,288,000   Data Capital, S.A. de C.V.* .....................   $  1,090,511
     662,000   Grupo Comercial Gomo, S.A. de C.V.* .............      1,171,486
   7,892,000   Grupo Elektra, S.A. de C.V.* ....................      8,080,846
                                                                   ------------
                                                                     10,342,843
                                                                   ------------
TOTAL MEXICAN EQUITIES (cost--$133,119,108) ....................    119,538,809
                                                                   ------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.43%
--------------------------------------------------------------------------------

 Principal
  Amount
   (000)
----------
MXP 15,535  Repurchase Agreement with Dresdner Bank Mexico,
              20.51%, dated 6/30/98 to be repurchased 7/01/98
              in the amount of MXP 15,544,133, collateralized
              by MXP 16,794,935 Bankers Acceptance of Banque
              Nationale de Paris due 11/17/98
              (cost--$1,729,024) ...............................      1,729,024
                                                                   ------------

--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.04%
--------------------------------------------------------------------------------

       $50  Brown Brothers Harriman & Co.
              Grand Cayman, 4.25%++ (cost--$50,000) ............         50,000
                                                                   ------------
TOTAL INVESTMENTS--100.44% (cost--$134,898,132) ................    121,317,833
Liabilities in excess of other assets--(0.44)% .................       (532,244)
                                                                   ------------
NET ASSETS (applicable to 12,913,231 shares; equivalent
  to $9.35 per share)--100.00% .................................   $120,785,589
                                                                   ============
----------
   ADR   American Depositary Receipt.
   MXP   Mexican Pesos.

     *   Non-income producing security.

     +   Security, or a portion thereof, was on loan at June 30, 1998.

    ++ Variable rate account-rate resets on a monthly basis; amount available upon 48 hours' notice.


                 See accompanying notes to financial statements.


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THE EMERGING MEXICO FUND, INC.
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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

--------------------------------------------------------------------------------

ASSETS
  Investments, at value (cost--$134,898,132) ....................  $121,317,833
  Investments of collateral received for securities on loan,
    at value (cost--$2,187,100) .................................     2,187,100
  Cash (including Mexican pesos with a cost and value
    of $116,905) ................................................       118,218
  Receivable for investments sold ...............................     1,729,023
  Dividends and interest receivable .............................       226,569
  Prepaid expenses ..............................................        14,798
                                                                   ------------
        Total assets                                                125,593,541
                                                                   ------------

LIABILITIES
  Collateral for securities on loan .............................     2,187,100
  Payable for investments purchased .............................     1,729,024
  Investment advisory fee payable ...............................        95,575
  Administration fee payable ....................................        19,046
  Other accrued expenses ........................................       777,207
                                                                   ------------
        Total liabilities                                             4,807,952
                                                                   ------------

NET ASSETS
  Common stock, $0.10 par value; 12,913,231 shares issued
    and outstanding (100,000,000 shares authorized) .............     1,291,323
  Additional paid-in capital ....................................   133,733,155
  Accumulated net investment loss ...............................      (121,108)
  Accumulated net realized loss .................................      (537,687)
  Net unrealized depreciation of investments and other
    assets and liabilities denominated in Mexican pesos .........   (13,580,094)
                                                                   ------------
        Net assets applicable to shares outstanding .............  $120,785,589
                                                                   ============
NET ASSET VALUE PER SHARE .......................................         $9.35
                                                                          =====


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ..................................................... $  1,513,689
   Interest (net of Mexican withholding taxes of $10,180) ........      650,793
                                                                   ------------
                                                                      2,164,482
                                                                   ------------
EXPENSES
   Investment advisory fees ......................................    1,423,062
   Legal and audit fees ..........................................      588,487
   Custodian and accounting fees .................................      354,104
   Administration fees ...........................................      277,989
   Reports to shareholders .......................................      173,452
   Public relations expense ......................................       86,952
   Directors' fees and expenses ..................................       40,058
   Transfer agent fees and expenses ..............................       28,960
   Miscellaneous expenses ........................................       22,822
                                                                   ------------
                                                                      2,995,886
                                                                   ------------
NET INVESTMENT LOSS ..............................................     (831,404)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
  WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investments .................................................   29,156,100
     Options written .............................................     (571,926)
     Foreign currency transactions ...............................     (434,836)
   Net change in unrealized appreciation/depreciation of:
     Investments .................................................  (52,673,446)
     Options written .............................................      216,044
     Other assets and liabilities denominated in Mexican pesos ...       (1,749)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS
  WRITTEN AND FOREIGN CURRENCY TRANSACTIONS ......................  (24,309,813)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ............ $(25,141,217)
                                                                   ============


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   FOR THE YEAR    FOR THE YEAR
                                                       ENDED           ENDED
                                                   JUNE 30, 1998   JUNE 30, 1997
                                                   -------------   -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) .................. $   (831,404)   $    720,252
   Net realized gain on investments,
     options written and foreign currency
     transactions ................................   28,149,338      12,333,267
   Net change in unrealized appreciation/
     depreciation of investments, options
     written and other assets and liabilities
     denominated in Mexican pesos ................  (52,459,151)     23,422,950
                                                   ------------    ------------
   Total from investment operations ..............  (25,141,217)     36,476,469
                                                   ------------    ------------
DIVIDENDS TO SHAREHOLDERS
   From net investment income ....................           --        (180,626)
   In excess of net investment income ............           --      (1,065,501)
                                                   ------------    ------------
   Total dividends to shareholders ...............           --      (1,246,127)
                                                   ------------    ------------
   Net increase (decrease) in net assets .........  (25,141,217)     35,230,342

NET ASSETS
   Beginning of period ...........................  145,926,806     110,696,464
                                                   ------------    ------------
   End of period ................................. $120,785,589    $145,926,806
                                                   ============    ============


                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--Securities which are regularly traded on Mexican and U.S. stock exchanges are valued at the last sales price as of the close of business on the day of valuation or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price as of the close of business on the day of valuation or, if there was no sale, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such value does not represent the fair value of such investments.

Option Transactions--For hedging purposes, the Fund may purchase and write (sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended June 30, 1998 were as follows:

                                                        CONTRACTS      PREMIUMS
                                                        ---------      --------

Options outstanding, beginning of period ............     936,130     $  64,604
Options written .....................................   2,093,458       494,278
Options expired .....................................  (2,093,458)     (494,278)
Options terminated in closing purchase
  transactions ......................................    (936,130)      (64,604)
                                                        ---------     ---------
Options outstanding, end of period ..................           0     $       0
                                                        =========     =========

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Security Lending--The Fund may lend up to 33-1/3% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the securities on loan that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee after the payment of the lending agents' fees paid by the borrowers. For the year ended June 30, 1998, net earnings to the Fund from investment of cash collateral was $21,586, after deducting the borrowers' rebate of $92,258 and PaineWebber fees of $11,649, $790 of which was due at June 30, 1998. At June 30, 1998, the market value of the securities on loan and the cash collateral received with respect to such loans were $1,977,704 and $2,187,100, respectively.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

At June 30, 1998, the Funds' investments from cash collateral for securities on loan were as follows:

  Shares
---------
2,131,675    AIM Liquid Asset Portfolio ............................  $2,131,675
   28,700    AIM Prime Portfolio ...................................      28,700
   19,007    Provident Institutional Temporary Investment
               Fund--Class B .......................................      19,007
    7,718    Provident Institutional Temporary Investment
               Fund--Class C .......................................       7,718
                                                                      ----------
                                                                      $2,187,100
                                                                      ==========

U.S. Federal Income Taxes--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required.

During the year ended June 30, 1998, the Fund utilized $27,973,209 of capital loss carryforwards.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1997 in the amount of $121,108. Such losses are treated for tax purposes as arising on July 1, 1998.

Mexican Withholding Taxes--Dividends distributed by Mexican companies from after tax profits are not subject to tax. However, any other dividends distributed by Mexican companies are subject to withholding tax at a rate of 35%. Interest income is subject to withholding tax at a rate of 15% with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received or at the election of the Fund, 30% tax on the realized gain. For the year ended June 30, 1998, the Fund did not realize any gains from off-exchange transactions.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Mexican peso amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investments and other assets and liabilities denominated in Mexican pesos at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statementof Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Mexican peso denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Mexican pesos. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

Net realized foreign currency loss of $434,836 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in Mexican pesos, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences, $1,145,132, attributable to a net operating loss for the year, has been reclassified from accumulated net investment loss to additional paid-in capital. Net assets were not affected by this reclassification.

INVESTMENT ADVISER, MEXICAN ADVISER AND ADMINISTRATOR

The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Board of Directors. As compensation for its services, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of such net assets in excess of $200 million.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Fund and the Investment Adviser have a Sub-Advisory Agreement with Gestion Santander Mexico, S.A. de C.V. (the "Mexican Adviser"), an affiliate of the Investment Adviser. Under the terms of the Sub-Advisory Agreement, the Mexican Adviser is responsible for making investment decisions on behalf of the Fund and providing other portfolio management services. As compensation for its services, the Investment Adviser, out of its investment advisory fee, pays the Mexican Adviser a monthly fee, computed weekly, at an annual rate of 0.15% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund's average weekly net assets up to $50 million, 0.18% of the Fund's next $25 million of average weekly net assets and 0.16% of such net assets in excess of $75 million, subject to a minimum annual fee of $125,000.

TRANSACTIONS WITH AFFILIATES

Banco Santander de Negocios Mexico, S.A., an affiliate of the Investment Adviser, in its capacity as the Fund's subcustodian in Mexico, earned fees of approximately $40,000, for the year ended June 30, 1998, of which approximately $2,800 was payable at June 30, 1998.

For the year ended June 30, 1998, the Fund paid $14,001, $10,374, and $10 in brokerage commissions to Casa de Bolsa Santander Mexico, S.A. de C.V., Santander Investment Securities, Inc., and Invermexico Casa de Bolsa S.A. de C.V., respectively, affiliates of the Investment Adviser.

The Fund paid or accrued approximately $526,000 for the year ended June 30, 1998 for legal services to Brown & Wood LLP, the law firm in which the Fund's secretary is a partner.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $134,943,894. Accordingly, net unrealized depreciation of investments of $13,626,061 was composed of gross appreciation of $6,681,979 for those investments having an excess of value over cost and gross depreciation of $20,308,040 for those investments having an excess of cost over value.

For the year ended June 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $130,125,292 and $131,931,411, respectively.

CAPITAL STOCK

At June 30, 1998, the Investment Adviser owned 12,000 shares of the Fund. There were no transactions in shares of common stock for the years ended June 30, 1998 and June 30, 1997.

CONCENTRATION OF RISK

The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

SHAREHOLDER PROPOSAL

At the Fund's annual shareholders' meeting, held on June 24, 1998, shareholders voted in favor of a non-binding proposal recommending that the Board of Directors convert the Fund to an open-end fund. The Board of Directors is considering this proposal and other options in an effort to reduce the discount to net asset value.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                                FOR THE YEAR ENDED JUNE 30,
                                                           --------------------------------------------------------------------
                                                             1998           1997           1996            1995          1994
                                                           --------       --------       --------        -------       --------
Net asset value, beginning of period ................      $  11.30       $   8.57       $   7.02        $  7.69       $  15.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) ........................         (0.07)          0.06           0.25*          0.43           0.08*
Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions .............................         (1.88)          2.77           1.67*         (8.74)          4.78*
                                                           --------       --------       --------        -------       --------
    Total from investment operations ................         (1.95)          2.83           1.92          (8.31)          4.86
                                                           --------       --------       --------        -------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........................           --           (0.02)           --           (0.10)         (0.21)
In excess of net investment income ..................           --           (0.08)           --             --             --
From net realized gain on investments ...............           --             --             --           (0.92)         (2.18)
In excess of net realized gain on
  investments .......................................           --             --             --           (1.42)           --
                                                           --------       --------       --------        -------       --------
    Total dividends and distributions to
      shareholders ..................................           --           (0.10)           --           (2.44)         (2.39)
                                                           --------       --------       --------        -------       --------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of dividend
  reinvestment ......................................           --             --             --            0.03           0.02
Dilutive effect of rights offering ..................           --             --           (0.32)           --           (0.57)
Offering costs charged and adjustments to
  additional paid-in capital ........................           --             --           (0.05)          0.05          (0.02)
                                                           --------       --------       --------        -------       --------
    Total capital share transactions ................           --             --           (0.37)          0.08          (0.57)
                                                           --------       --------       --------        -------       --------
Net asset value, end of period ......................      $   9.35       $  11.30       $   8.57        $  7.02       $  17.69
                                                           ========       ========       ========        =======       ========
Market value, end of period .........................      $   7.94       $   9.25       $   7.00        $  8.00       $  17.38
                                                           ========       ========       ========        =======       ========
TOTAL INVESTMENT RETURN** ...........................        (14.19)%        33.71%        (10.42)%       (41.83)%        36.71%
                                                           ========       ========       ========        =======       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .............      $120,786       $145,927       $110,696        $64,029       $158,466
Ratio of expenses to average net
  assets ............................................          1.89%          1.66%          1.77%            1.75%        1.56%
Ratio of net investment income (loss) to
  average net assets ................................         (0.53)%         0.60%          3.29%            3.38%        0.62%
Portfolio turnover ..................................            87%            71%            67%              83%          36%

---------------

 *   Based on average shares outstanding.

**   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.


THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Emerging Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Mexico Fund, Inc. (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York


August 7, 1998

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.


                                                             [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras            President & Director
Philip L. Bullen                Director
Edgar R. Fiedler                Director
Rodney B. Wagner                Director
Richard S. Weinert              Director
C. William Maher                Treasurer
Thomas R. Smith, Jr.            Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

MEXICAN ADVISER
--------------------------------------------------------------------------------
Gestion Santander Mexico, S.A. de C.V.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Banco Santander de Negocios Mexico, S.A.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
--------------------------------------------------------------------------------
Brown & Wood LLP
One World Trade Center
New York, New York 10048


TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.